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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


 May 14, 2004
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(Date of earliest event reported)

                               FFLC BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


000-22608                                                      59-3204891
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(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
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              (Registrant's telephone number, including area code)


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


Item 5. Other Events and Regulation FD Disclosure

     FFLC Bancorp, Inc. announced today that at meetings of the Boards of the Company and the Bank held on May 13, 2004, James P. Logan was elected Chairman of the Board of the Company and the Bank and that Ted R. Ostrander, Jr., was elected Vice Chairman of the Company and the Bank and Mr. Gregory P. Padgett was elected to the Boards of FFLC Bancorp, Inc. and First Federal Savings Bank for a one-year term.

The full text of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 14, 2004

                                           FFLC Bancorp Inc.
                                  By:      /s/ Stephen T. Kurtz
                                           -------------------------------------
                                  Name:    Stephen T. Kurtz
                                  Title:   President and Chief Executive
                                           Officer

                                  By:
                                           /s/ Paul K. Mueller
                                           -------------------------------------
                                  Name:    Paul K. Mueller
                                  Title:   Executive Vice President and
                                           Chief Financial Officer